UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

BERGIO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-150029	27-1338257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Daniel Road E.

Fairfield, NJ 07004

(Address of principal executive offices) (Zip Code)

(973) 227-3230

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ITEM 4.01(A) - CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 26, 2024, the Board of Directors received notice from BF Borgers CPA, PC (“Borgers”), the independent registered public accounting firm of Bergio International, Inc. (the “Company”), that they were resigning as the Company’s registered accounting firm effective immediately, following the appointment by the Company of Olayinka Oyebola & Co., effective January 24, 2024 as its new registered accounting firm.

The reports of Borgers on the financial statements of the Company for the fiscal years ended December 31, 2022, and 2021, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2020, and 2021, and through July 15, 2022, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and related instructions thereto between the Company and Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Borgers, would have caused Borgers to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s past fiscal years ended December 31, 2022, and 2021, and the interim period through September 30, 2023, Borgers did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Borgers with the disclosures under this Item 4.01 prior to its filing with the Securities and Exchange Commission and requested that Borgers furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Borgers is filed as Exhibit hereto.

ITEM 4.01(B) - APPOINTMENT OF A NEW INDEPENDENT ACCOUNTANT

On January 24, 2024, the Company engaged Olayinka Oyebola & Co (“Olayinka”) as its independent accounting firm to provide its report for the fiscal year ended December 31, 2023, effective immediately.

For the fiscal years ended December 31, 2022 and 2021 and during the subsequent interim periods through October 31, 2023, neither the Company nor anyone acting on behalf of the Company had consulted Olayinka regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Olayinka provide a written report or oral advice to the Company that Olayinka concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Berge Abajian, the Company’s CEO and sole Director approved a copy of the 8k filing

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibits are provided with this Current Report:

Exhibit Number	Description of Exhibit
16.1	Letter from BF Borgers CPA, PC to the Securities and Exchange Commission dated January 26, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERGIO INTERNATIONAL, INC.

Date: January 26, 2024	By:	/s/ Berge Abajian
Name: Berge Abajian
Title: Chief Executive Officer